EXHIBIT 10.3
Execution Copy
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                      SECOND AMENDMENT TO LOAN AGREEMENT
                            AND OMNIBUS AMENDMENT

                         Dated as of October 28, 2002

                                in respect of

                              GIANT YORKTOWN, INC.




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                          SECOND AMENDMENT
                          TO LOAN AGREEMENT
                        AND OMNIBUS AMENDMENT


   This SECOND AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT (this "Amendment") dated as of October 28, 2002 is among GIANT YORKTOWN, INC., a Delaware corporation (the "Borrower"), GIANT INDUSTRIES, INC., a Delaware corporation ("Giant Industries"), GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation ("Giant Arizona", and together with Giant Industries, the "Parent Guarantors"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely in its capacity as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

                              RECITALS:

   A. The Borrower, the Collateral Agent and the Lenders have heretofore entered into that certain Loan Agreement (as amended by that certain Amendment to Loan Agreement and Omnibus Amendment dated as of May 22, 2002, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of May 14, 2002. Giant Industries and Giant Arizona have heretofore entered into that certain Parent Guaranty Agreement (as amended by that certain Amendment to Loan Agreement and Omnibus Amendment dated as of May 22, 2002, and as further amended, supplemented or otherwise modified from time to time, the "Parent Guaranty") dated as of May 14, 2002. Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Section 1 to the Loan Agreement, as amended hereby.

   B. The parties hereto desire to amend the Loan Agreement and certain of the other Operative Documents.

   C. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

   NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1.   AMENDMENTS TO LOAN AGREEMENT.

   Section 1.1. Section 1. (a) Section 1 of the Loan Agreement shall be and is hereby amended by amending and restating in their entirety the following definitions to read as follows:

      ""Applicable Lender Margin" shall mean, at any time of determination of the LIBO Rate, 5.50% per annum."

      ""Base Rate" shall mean, on any day with respect to the Loan Balance, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1.75% and (b) the Prime Rate for such day plus 3.25%. Any change in the Base Rate due to a change in the Federal Funds Rate or the Prime Rate shall be effective on the effective date of such change in the Federal Funds Rate or the Prime Rate, without notice to the Borrower or any Guarantor."

       ""Consolidated Funded Indebtedness" means, for Giant Industries and its Consolidated Subsidiaries, at any time, without duplication, the sum of: (a) all Indebtedness (other than undrawn or unfunded amounts under outstanding Surety Instruments and Indebtedness of the type described in clause (h)(ii) of the definition of Indebtedness), (b) obligations to redeem or purchase any stock or other equity security of Giant Industries or a Subsidiary, and (c) any guaranty obligations in respect of any of the foregoing."

      ""Fixed Charge Coverage Ratio" means:

         (x) as of any date of determination from the Closing Date through September 30, 2002, and as of any date of determination after January 1, 2004, the ratio of (A) the sum, without duplication, of (i) Consolidated EBITDA for the period of four fiscal quarters ending on such date, plus (ii) Consolidated Rents for such period, plus (iii) to the extent excluded in the calculation of Consolidated EBITDA, Margin Payments made by Giant Industries under the Yorktown Asset Purchase Agreement during such period, minus (iv) Capital Expenditures during such period (excluding Margin Payments treated as Capital Expenditures), minus (v) all taxes measured by income and paid in cash during such period, to (B) the sum, without duplication, of (i) Consolidated Interest Expense during such period, plus (ii) Consolidated Rents during such period, plus (iii) scheduled amortization of Giant Industries' and its Subsidiaries' Indebtedness during such period, plus (iv) Margin Payments made by Giant Industries under the Yorktown Asset Purchase Agreement during such period; and

         (y) as of any date of determination from October 1, 2002 through December 31, 2003, the ratio of (A) the sum, without duplication, of (i) Consolidated EBITDA for the period of four fiscal quarters ending on such date, plus (ii) Consolidated Rents for such period, to (B) the sum, without duplication, of (i) Consolidated Interest Expense during such period, plus (ii) Consolidated Rents during such period, plus (iii) scheduled amortization of Giant Industries' and its Subsidiaries' Indebtedness during such period, plus (iv) all taxes measured by income and paid in cash during such period.
   With respect to Indebtedness incurred in connection with the Yorktown Acquisition (including Loans hereunder), Consolidated Interest Expense shall be calculated on a pro forma basis for the four fiscal quarters most recently ended as if such Indebtedness had been incurred on the first day of such period."

   (b) Section 1 of the Loan Agreement shall be and is hereby further amended by inserting in alphabetical order the following new defined terms:
      ""Additional Collateral" has the meaning assigned to it in
Section 6(u) of the Parent Guaranty."

      ""Additional Collateral Closing" has the meaning assigned to it in Section 6(u) of the Parent Guaranty."

      ""Additional Collateral Closing Deadline" has the meaning assigned to it in Section 6(u) of the Parent Guaranty."

      ""Additional Collateral Documents" has the meaning assigned to it in Section 6(u) of the Parent Guaranty."

      ""Additional Due Diligence Materials" has the meaning assigned to it in Section 6(u) of the Parent Guaranty."

      ""Amendment Effective Date" means October 28, 2002."

      ""Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel."

      ""Capital Expenditures" means, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by Giant Industries or any of its Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements thereof) during such period computed in accordance with GAAP."

      ""Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13)."

      ""Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower or any Parent Guarantor and their respective Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Collateral Agent on behalf of the Lenders, whether under the Deed of Trust or under any other document executed by any such Person and delivered to the Collateral Agent or the Lenders."

      ""Collateral Documents" means, collectively, (a) the Deed of Trust and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements executed by the Borrower or any Parent Guarantor and their respective Subsidiaries for the benefit of the Lenders now or hereafter delivered to the Lenders or the Collateral Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against the Borrower or any Parent Guarantor and their respective Subsidiaries as debtor in favor of the Lenders or the Collateral Agent for the benefit of the Lenders as secured party, and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing."

      ""Insurance Subsidiary" has the meaning assigned to in
Section 6A(d) of the Parent Guaranty."

      ""Net Cash Proceeds" means, with respect to any Disposition, cash (including any cash received by way of deferred payment pursuant to a promissory note or otherwise, as and when received) received by Giant Industries or any of its Subsidiaries in connection with and as consideration therefor, on or after the date of consummation of such transaction, after (i) deduction of Taxes payable in connection with or as a result of such transaction, and (ii) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such transaction (including, without limitation, reasonable attorneys' fees and closing costs incurred in connection with such transaction); provided, however, in the case of Taxes that are deductible under clause (i) above, but which Taxes have not actually been paid or are not yet payable, Giant Industries or any of its Subsidiaries selling such assets may deduct from the cash proceeds an amount (the "Reserved Amount") equal to the amount reserved in accordance with GAAP as a reasonable estimate for such Taxes so long as, at the time such Taxes are actually paid, the amount, if any, by which the Reserved Amount exceeds the Taxes actually paid shall constitute additional Net Cash Proceeds of such Disposition."

      ""Revolving Credit Lenders" shall mean the "Lenders" under the Giant Industries Credit Agreement."

      ""Revolving Loans" shall have the meaning assigned thereto in the Giant Industries Credit Agreement."

      ""Scheduled Assets" means the assets listed on Schedule
6(t) to the Parent Guaranty, which Giant Industries has represented are not subject to any Liens other than Liens in favor of the Revolving Credit Lenders."

   Section 1.2. Section 8.1 (a) Subparagraph (c) of Section 8.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

      "(c)   Specific Defaults.  Giant Industries or Borrower, as
   the case may be, (i) fails to perform or observe any term, covenant or agreement contained in Section 6(b)(i), 6(c)(i), 6(f), 6(n), 6(r), 6(t), 6(u), 6A(l), 6A(m), 6A(n), 6A(o), 6A(s)
   or 6A(t) of the Parent Guaranty or Section 3.2, 3.5, 3.7 or
   Section 5 of this Loan Agreement; or (ii) fails to perform or observe any term, covenant or agreement contained in Section 6A of the Parent Guaranty (which is not specified in the foregoing clause (c)(i)), and such default shall continue unremedied for a period of 15 days after the occurrence thereof; or"

   (b) Section 8.1 of the Loan Agreement shall be and is hereby amended by deleting the period at the end of Subparagraph (q) thereof and substituting therefor a semicolon and the word "or", and adding the following as a new Subparagraph (r) thereto:

      "(r)   Additional Collateral Closing.  The Additional
   Collateral Closing does not for any reason occur on or prior to the Additional Collateral Closing Deadline or Giant Industries does not perform its covenants and agreements set forth in clause
   (ii) of the second paragraph of Section 6(u) of the Parent Guaranty by the Title Report/Boundary Survey Delivery Deadline."

   Section 1.3. Exhibit E-6. Exhibit E-6 to the Loan Agreement shall be and is hereby amended and restated in its entirety to read as Exhibit A attached hereto.

SECTION 2.   AMENDMENTS TO PARENT GUARANTY.

   Section 2.1. Section 5. (a) Subparagraph (q) of Section 5 of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

      "(q)   Insurance.  (i)  The properties and business of Giant
   Industries and its Subsidiaries are insured under insurance policies (the "Policies") with insurance companies ("Insurer" or "Insurers"), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Giant Industries or such Subsidiary operates.

      (ii) Either (1) the Insurers are financially sound and reputable insurance companies that are not Affiliates of Giant Industries, or (ii) the Insurer is a Subsidiary of Giant Industries ("Subsidiary Insurer"), the Subsidiary Insurer has all governmental approvals necessary to operate its business and to comply with this Section 5(q) and Section 6(f)(i), the Subsidiary Insurer has in place agreement(s) with financially sound and reputable insurance companies that are not Affiliates of Giant Industries ("Unaffiliated Insurers") providing insurance coverage with such deductibles and covering such risks as required by clause (i) of this Section 5(q), and such agreements provide to the Collateral Agent and the Lenders substantially the same rights as the Collateral Agent and the Lenders would have if the Policies were issued directly by the Unaffiliated Insurers, including without limitation (x) the right to receive notice of cancellation from the Unaffiliated Insurers, (y) clauses or endorsements stating that the interest of and the rights of the Collateral Agent and the Lenders vis-.-vis the Unaffiliated Insurers shall not be impaired or invalidated by any act or neglect of, or any bankruptcy, insolvency, dissolution or other event with respect to, Giant Industries, the Subsidiary Insurer, or any other Subsidiary of Giant Industries, and (z) the right to enforce insurance coverage directly against the Unaffiliated Insurer. Giant Industries has delivered to the Collateral Agent and the Lenders evidence of compliance with the foregoing requirements."

   Section 2.2. Section 6. (a) Subparagraph (a) of Section 6 of the Parent Guaranty shall be amended by deleting the period at the end of existing clause (ii) thereof and substituting therefor a semicolon and the word "and", and adding the following as a new clause (iii) thereto:

         "(iii)   As soon as available, but not later than 30
   days after the end of each month during the term hereof, financial information concerning Giant Industries and its Subsidiaries by business line and by region as of the end of such month, substantially in the form of
   Schedule 6(a)(iii) hereto, and otherwise in form and substance satisfactory to the Collateral Agent and the Required Lenders."

   (b) Subparagraph (b) of Section 6 of the Parent Guaranty shall be amended by amending and restating clause (i) thereof as follows:

      "(i)   As soon as available, but not later than 12:00
   noon (Dallas, Texas time) on the last Business Day of each week, the Borrowing Base Report delivered to the "Administrative Agent" and the "Lenders" under the Giant
   Industries Credit Agreement;"

   (c) Subparagraph (c) of Section 6 of the Parent Guaranty shall be amended by adding a new clause (xi) thereto to read as follows:

      "(xi) of the Disposition of any Scheduled Assets and the Net Cash Proceeds received therefrom."

   (d) Subparagraph (f) of Section 6 of the Parent Guaranty shall be amended by amending and restating clause (i) thereof as follows:

      "(i) Giant Industries shall maintain insurance with respect to its properties and business in accordance with the requirements set forth in Section 5(q). Upon request by the Collateral Agent, Giant Industries shall deliver to the Collateral Agent a copy of all Policies and all agreements between any Subsidiary Insurer and any Unaffiliated Insurer(s) (as such terms are defined in Section 5(q)), together with such evidence as the Collateral Agent may require demonstrating that the Policies and agreements with Unaffiliated Insurers satisfy the requirements of Section 5(q) and this Section 6(f)(i)."

   (e) Subparagraph (l) of Section 6 of the Parent Guaranty shall be amended by amending and restating clause (iii) thereof as follows:

      "(iii)   Notwithstanding subsection (i) of this
   Section 6(l), as long as (A) Navajo Convenient Stores Co., LLC has total assets with a book value of less than $5,000,000 and has not guaranteed any Indebtedness, Navajo Convenient Stores Co., LLC shall not be required to execute a Supplemental Guaranty; (B) Giant Yorktown Holding Company has no assets and has not guaranteed any Indebtedness other than the Subordinated Notes, Giant Yorktown Holding Company shall not be required to execute a Supplemental Guaranty;
   (C) Giant Southwest Refining has no assets and has not guaranteed any Indebtedness, Giant Southwest Refining Company shall not be required to execute a Supplemental Guaranty; and (D) Insurance Subsidiary has total assets with a book value of less than $250,000 and has not guaranteed any Indebtedness, Insurance Subsidiary shall not be required to execute a Supplemental Guaranty."

   (f) Subparagraph (l) of Section 6 of the Parent Guaranty shall be amended by adding a new clause (iv) thereof to read as follows:

      "(iv)   Promptly after formation or acquisition of any
   new Subsidiary, Giant Industries shall, and shall cause each Subsidiary owning shares, membership interests or other equity interests in such Subsidiary to, (A) execute and deliver to the Collateral Agent a security agreement in form and substance satisfactory to the Required Lenders creating Liens in all such shares, membership interests or other equity interests in such Subsidiary, in favor of the Collateral Agent and the Lenders, together with any certificates evidencing such shares of stock, membership interests or other equity interests, stock powers executed in blank, and such financing statements and other documents and instruments related thereto as the Collateral Agent or the Required Lenders may require, (B) take all other actions necessary or, in the opinion of the Collateral Agent or the Required Lenders, desirable to perfect and protect the first priority Liens created by such security agreement, and to enhance the Collateral Agent's ability to preserve and protect its interests in and access to such shares, membership interests or other equity interests, and
   (C) furnish the Collateral Agent with a written opinion of counsel in form and substance satisfactory to the Required Lenders."

   (g) The following shall be added as new Subparagraphs (t) and (u) of Section 6 of the Parent Guaranty:

      "(t)   Dispositions Generating Net Cash Proceeds.  Giant
   Industries has presented its business plan to the Lenders whereby Giant Industries proposes to Dispose of, for cash, the Scheduled Assets in one or more transactions for not less than an amount that is equal to their fair market value, including Dispositions which are anticipated to generate not less than $15,000,000 in Net Cash Proceeds on or prior to June 30, 2003. Giant Industries covenants and agrees to, and shall cause its Subsidiaries to, consummate a sufficient number of Dispositions of Scheduled Assets after October 1, 2002 and on or prior to June 30, 2003 to generate Net Cash Proceeds of not less than $15,000,000 in the aggregate during such period.

      (u) Additional Security. As additional security for payment of the Obligations, Giant Industries and its Subsidiaries shall grant first priority, perfected Liens in favor of the Collateral Agent or an independent collateral agent or trustee acceptable to the Required Lenders as secured party and/or mortgagee, as applicable, for the benefit of the Lenders and the Revolving Credit Lenders on the following property and assets (the "Additional Collateral"): (i) the Bloomfield Refinery including land, improvements and all equipment and fixtures, (ii) the Ciniza Refinery including land, improvements and all equipment and fixtures, (iii) the service stations and convenience stores of Giant Industries and its Subsidiaries located in the State of New Mexico listed on Schedule 6(u)(iii), (iv) all capital stock, membership interests and other equity interests owned by Giant Industries or any Subsidiary in all domestic Subsidiaries, and
   (v) all proceeds and products thereof. The Additional Collateral shall constitute part of the Collateral for all purposes of the Operative Documents. Giant Industries and its Subsidiaries shall
   (x) execute and deliver or cause to be executed and delivered to the Collateral Agent and the Lenders, and record or cause to be recorded in all applicable recording offices, such mortgages, security agreements, related collateral assignments and financing statements, and such other documents, amendments, consents and instruments (the "Additional Collateral Documents") as the Required Lenders shall request, all such Additional Collateral Documents to be in form and substance satisfactory to the Required Lenders, (y) deliver or cause to be delivered, at Giant Industries' sole expense, to the Collateral Agent and the Lenders such U.C.C. lien searches, title searches/title reports ("Title Searches/Title Reports"), boundary surveys (the "Boundary Surveys") and opinions of counsel with respect to the Additional Collateral as the Required Lenders may request, in form and substance satisfactory to the Required Lenders, and (z) take all other actions necessary or desirable in the opinion of the Required Lenders to create valid and enforceable, first priority, perfected Liens on the Additional Collateral. The Additional Collateral Documents shall constitute Collateral Documents for all purposes of the Operative Documents. The Required Lenders reserve the right to require at any time that Giant Industries furnish, at Giant Industries' sole expense, such environmental assessments and title insurance policies (with such endorsements and coverage as the Required Lenders shall request), and additional surveys and other due diligence materials (collectively, the "Additional Due Diligence Materials"), each in form and substance satisfactory to the Required Lenders, with respect to any or all of the Additional Collateral as the Required Lenders may determine in their sole discretion; provided, that it shall not be a condition to the Additional Collateral Closing that Giant Industries furnish any Additional Due Diligence Materials prior to the Additional Collateral Closing Date. Giant Industries shall promptly pay, or reimburse the Lenders for payment of, all reasonable costs and expenses incurred in connection with consummation of the transaction contemplated by this subsection (u), including without limitation recording and filing fees, stamp and recording taxes, title insurance premiums, and Attorney Costs of the Collateral Agent and the Lenders. The Revolving Credit Lenders shall be permitted to share in or otherwise take Liens on the Additional Collateral (but not Liens on the Mortgaged Property), provided that the Collateral Agent and the Administrative Agent for the Revolving Credit Lenders shall have entered into an intercreditor agreement providing, inter alia, that (1) all proceeds of Additional Collateral (but not any other Collateral) shall be shared pari passu and pro rata among the Lenders and the Revolving Credit Lenders in proportion determined in each case, after giving effect to the application of the proceeds of all other collateral held by or for the benefit of the Lenders or the Revolving Credit Lenders as follows: (aa) as to the Revolving Credit Lenders as a group, by dividing the total outstanding Obligations (as defined in the Giant Industries Credit Agreement as in effect on the Amendment Effective Date and as the same may be increased as hereinafter provided and including, for the sake of clarity, contingent reimbursement obligations under issued but undrawn letters of credit) of all Revolving Credit Lenders by the sum of the total outstanding Obligations (as defined in the Giant Industries Credit Agreement as in effect on the Amendment Effective Date and as the same may be increased as hereinafter provided and including, for the sake of clarity, contingent reimbursement obligations under issued but undrawn letters of credit) of all Revolving Credit Lenders plus the entire outstanding amount of the Obligations (such principal amount thereof, not to exceed the unpaid principal amount thereof on the Amendment Effective Date), as of any date of determination, and
   (bb) as to the Lenders as a group, by dividing the entire outstanding amount of the Obligations (such principal amount thereof, not to exceed the unpaid principal amount thereof on the Amendment Effective Date) by the sum of the total outstanding Obligations (as defined in the Giant Industries Credit Agreement as in effect on the Amendment Effective Date and as the same may be increased as hereinafter provided and including, for the sake of clarity, contingent reimbursement obligations under issued but undrawn letters of credit) of all Revolving Credit Lenders plus the entire outstanding amount of the Obligations (such principal amount thereof not to exceed the unpaid principal amount thereof on the Amendment Effective Date), as of any date of determination, regardless of the time or order of creation or perfection of such Liens, and (2) for so long as the intercreditor agreement is in effect, the Revolving Credit Lenders shall not (aa) increase the total commitments under the Giant Industries Credit Agreement by more than $25,000,000 more than the total commitments in effect on the Amendment Effective Date and (bb) shall not increase the advance rates with respect to Eligible Refinery Hydrocarbon Inventory, Eligible Lubricants Inventory, or Eligible Accounts Receivable (as such terms are defined in the Giant Credit Agreement) from the levels in effect on the Amendment Effective Date or amend the Borrowing Base to include any components other than Eligible Refinery Hydrocarbon Inventory, Eligible Lubricants Inventory, or Eligible Accounts Receivable (as such terms are defined in the Giant Industries Credit Agreement). The intercreditor agreement shall otherwise contain such other terms and provisions requested by the Required Lenders and be in form and substance satisfactory to the Collateral Agent and the Required Lenders.

      Giant Industries shall, and shall cause its Subsidiaries to, use its and their best efforts to consummate all transactions contemplated by this subsection (u) including, without limitation, execution and delivery by the Revolving Credit Lenders or their agent of an intercreditor agreement in form and substance satisfactory to the Collateral Agent and the Required Lenders, in a closing (the "Additional Collateral Closing") as promptly as practicable after the Amendment Effective Date; provided, that (i) the Additional Collateral Closing shall occur not later than the date (such date, including any extension thereof as hereinafter provided, the "Additional Collateral Closing Deadline") which is 45 calendar days after the Amendment Effective Date and (ii) Giant Industries shall deliver, or cause to be delivered, the Title Searches/Title Reports and the Boundary Surveys to the Collateral Agent and the Lenders in form and substance satisfactory to the Collateral Agent and the Required Lenders, and shall execute and deliver or cause to be executed and delivered to the Collateral Agent and the Lenders, and record or cause to be recorded in all applicable recording offices, such amendments or supplements to the Additional Collateral Documents and such other documents, consents, instruments and opinions as may be required or requested by the Required Lenders as a result of the information set forth in the Title Searches/Title Reports and the Boundary Surveys not later than the date (such date, including any extension thereof as hereinafter provided, the "Title Report/Boundary Survey Delivery Deadline") which is 90 calendar days after the Amendment Effective Date. The Required Lenders may, in their sole discretion, grant one extension of each of the Additional Collateral Closing Deadline and the Title Report/Boundary Survey Delivery Deadline of not more than 30 calendar days if the Required Lenders are satisfied that Giant Industries and its Subsidiaries have previously used their best efforts to consummate the Additional Collateral Closing and meet the requirements of clause (ii) above within such 45 or 90 calendar days, respectively, as the case may be, and that the Additional Collateral Closing is reasonably likely to be consummated, and the requirements of clause (ii) above are reasonable likely to be met, within such extensions."

   Section 2.3.   Section 6A.  (a)  Clause (i) of Subparagraph (a) of
Section 6A of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

      "(i)   (A) any Lien (other than a Lien on property
   constituting Mortgaged Property) existing on property of Giant Industries or any Subsidiary on the Closing Date and set forth in Schedule 6A(a) securing Indebtedness outstanding on such date, (B) Liens on the Yorktown Assets described in Schedule 6A(a) securing Borrower's obligations under the Loan Agreement and (C) Liens on the Additional Collateral (but not on any other Mortgaged Property) in favor of the holders of the loans under the Giant Industries Credit Agreement, securing the "Obligations" under the Giant Industries Credit Agreement, provided, that such Liens shall be subject to the terms of an intercreditor agreement between the Collateral Agent, the Lenders and Administrative Agent for the holders of the loans under the Giant Industries Credit Agreement, such intercreditor agreement to be in form and substance satisfactory to the Collateral Agent and the Required Lenders."

   (b) Clauses (iv) and (v) of Subparagraph (b) of Section 6A of the Parent Guaranty shall be and are hereby amended and restated in their entirety to read as follows:

      "(iv)   Dispositions of the Scheduled Assets by Giant
   Industries and of its Subsidiaries, in one or more transactions for cash, for not less than an amount that is equal to their fair market value; provided that Giant Industries shall apply the Net Cash Proceeds in respect thereof to the prepayment of the Revolving Loans in accordance with Section 2.07(e) of the Giant Industries Credit Agreement; and

   (v) Dispositions of unencumbered assets not otherwise permitted hereunder which are made for fair market value, provided, that (i) at the time of any such Disposition, no Event of Default shall exist or shall result from such Disposition, and (ii) the aggregate book value of unencumbered assets disposed of by Giant Industries and its Subsidiaries in any fiscal year, beginning with fiscal year 2002, shall not exceed $5,000,000."

   (c) Subparagraph (d) of Section 6A of the Parent Guaranty shall be and is hereby amended by amending and restating existing clauses
(iii), (iv) and (v) as new clauses (iii) through (vi) below::

      "(iii)   investments by Giant Industries or any of its
   Subsidiaries in any Subsidiary that, prior to such investment, is a Wholly-Owned Subsidiary;

      (iv)   extensions of credit described in
   Schedule 6(A)(d) through and including the maturity date thereof, but not any increases or renewals;

      (v) loans and investments by Giant Industries and its Wholly-Owned Subsidiaries not to exceed $250,000 in the aggregate from and after the Amendment Effective Date in the capital stock, equity interests, and other obligations or securities of a Wholly-Owned Subsidiary (the "Insurance Subsidiary") formed de novo by Giant Industries for the purpose of acquiring property insurance solely for Giant Industries and its Subsidiaries. The Insurance Subsidiary shall take such action as necessary to qualify as a Subsidiary Insurer; and

      (vi)   investments by Giant Industries and its
   Subsidiaries not otherwise permitted in Section 6A(d)(i) through Section 6A(d)(v), which do not exceed $1,000,000 in the aggregate at any time outstanding."

   (d) Clause (vii) of Subparagraph (e) of Section 6A of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

       "(vii)   Contingent Obligations consisting of
   endorsements for collections or deposit in the ordinary course of business, and Surety Instruments consisting of surety bonds issued for the account of Giant Industries or any of its Subsidiaries in the ordinary course of business not to exceed $15,000,000 in the aggregate at any time outstanding;"

   (e) Subparagraphs (l), (m) and (n) of Section 6A of the Parent Guaranty shall be and are hereby amended and restated in their entirety to read as follows:

      "(l)   Minimum Consolidated Tangible Net Worth.  From and
   after October 1, 2002, Giant Industries will maintain at all times Consolidated Tangible Net Worth in an amount not less than the sum of (i) $80,000,000, plus (ii) 50% of Consolidated Net Income computed on a cumulative basis for the period beginning October 1, 2002 and ending on the date of determination (provided that no negative adjustment will be made in the event that Consolidated Net Income is a deficit figure for such period), plus (iii) 75% of the aggregate amount of the net assets (cash or otherwise) received by Giant Industries from the issuance of any class of capital stock after October 1, 2002.

      (m) Minimum Fixed Charge Coverage Ratio. Giant Industries shall not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter during each period set forth below to be less than the ratio set forth below opposite such period:

                                                   Minimum Fixed
              Period                              Charge Coverage
                                                       Ratio

     From October 1, 2002 through June 30, 2003    1.00 to 1.00
     From July 1, 2003 and thereafter              1.10 to 1.00

      (n) Total Leverage Ratio. Giant Industries shall not permit the Total Leverage Ratio at any time during each period set forth below to be greater than the ratio set forth below opposite such period:

                                                  Maximum Total
              Period                              Leverage Ratio

     From October 1, 2002 to December 31, 2002     6.50 to 1.00
     From January 1, 2003 to March 31, 2003        7.50 to 1.00
     From April 1, 2003 to June 30, 2003           7.00 to 1.00
     From July 1, 2003 to September 30, 2003       5.50 to 1.00
     From October 1, 2003 to December 31, 2003     4.50 to 1.00
     From January 1, 2004 to March 31, 2004        4.00 to 1.00
     April 1, 2004 and thereafter                  3.75 to 1.00"

   (f)   The following shall be added as new Subparagraphs (s) and
(t) of Section 6A of the Parent Guaranty:

      "(s)   Minimum Quarterly Consolidated EBITDA. Giant Industries
   shall not permit Consolidated EBITDA for any fiscal quarter during each period set forth below at any time to be less than the amount set forth below opposite such period:

                                                    Minimum
                   Period                        Consolidated
                                                    EBITDA

   From October 1, 2002 through March 31, 2003    $ 8,500,000
   From April 1, 2003 and thereafter              $15,000,000

For purposes of this Section 6A(s) only, Consolidated EBITDA shall be calculated without adjustments for the Yorktown
Acquisition (and the definition of Consolidated EBITDA is amended, solely for purposes of this Section 6(s), to delete the last sentence thereof).

   (t) Limitation on Capital Expenditures. Giant Industries shall not, and shall not permit any of its Subsidiaries to, make or become contractually obligated to make any Capital Expenditure (other than Margin Payments treated as Capital Expenditures), except for Capital Expenditures (other than Margin Payments treated as Capital Expenditures) in the ordinary course of business not exceeding, in the aggregate for Giant Industries and its Subsidiaries during each period set forth below, the amount set forth opposite such period:

                                                    Maximum
                   Period                           Capital
                                                  Expenditures

   From October 1, 2002 to December 31, 2002      $  6,000,000
   From January 1, 2003 to March 31, 2003         $  6,000,000
   From April 1, 2003 to June 30, 2003            $  8,000,000
   From July 1, 2003 to September 30, 2003        $ 18,000,000
   From October 1, 2003 to December 31, 2003      $ 12,000,000

provided, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the quarter for which it is permitted above, may be carried over for expenditures in successive quarters."

   Section 2.4. Schedule 6(a)(iii). Exhibit B attached hereto shall be and is hereby inserted as Schedule 6(a)(iii) to the Parent
Guaranty.

   Section 2.5. Schedule 6(u)(iii). Exhibit C attached hereto shall be and is hereby inserted as Schedule 6(u)(iii) to the Parent
Guaranty.

   Section 2.6. Schedule 6A(b). Exhibit D attached hereto shall be and is hereby inserted as Schedule 6A(b) to the Parent Guaranty.

   Section 2.7.   Schedule 6A(e).  Schedule 6A(e) to the Parent
Guaranty shall be and is hereby amended and restated as Exhibit E attached hereto.

SECTION 3.   REPRESENTATIONS AND WARRANTIES

   In order to induce the Collateral Agent and the Lenders to enter into this Amendment, the Borrower and the Parent Guarantors each represent and warrant to the Collateral Agent and to each Lender that:

   (a) This Amendment, the Loan Agreement and the Parent Guaranty (each as amended hereby) and each other Operative Document have been duly authorized, executed and delivered by the Borrower and the Parent Guarantors and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

   (b) The representations and warranties set forth in Section 2 of the Loan Agreement and Section 5 of the Parent Guaranty are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to, as if made on and as of the Amendment Effective Date.

   (c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default (other than the Specified Defaults (as hereinafter defined)) has occurred and is continuing.

   (d) Except as related to the Leay Acres landfill site located in San Juan County, NM, as described in Giant Industries' most recently filed Annual Report on Form 10-Q, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

   (e) No approval, consent, exemption, authorization or other action by, or notice to, or filing (other than filings required under Section 6(u) of the Parent Guaranty, as amended hereby) with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment or the performance by the Borrower or either Parent Guarantor of its obligations hereunder. This Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Borrower's or either Parent Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower or either Parent Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or either Parent Guarantor is subject; or (c) violate any Requirement of Law.

SECTION 4.   WAIVER OF SPECIFIED DEFAULTS.

   (a) Giant Industries acknowledges that (i) it is or may be in default of its obligations under Section 6A(l) of the Parent Guaranty regarding Minimum Consolidated Tangible Net Worth for the fiscal quarter ended September 30, 2002, and from September 30, 2002 up to and including the Amendment Effective Date, and (ii) it is in default of its obligations under Section 6A(n) of the Parent Guaranty regarding Total Leverage Ratio for the fiscal quarter ended September 30, 2002 (the "Specified Defaults").

   (b) The Lenders hereby waive (i) the Specified Default resulting from non-compliance by Giant Industries with Section 6A(l) of the Parent Guaranty regarding Minimum Consolidated Tangible Net Worth during the fiscal quarter ended September 30, 2002 and the period from September 30, 2002 up to and including the Amendment Effective Date only, and (ii) the Specified Default resulting from non-compliance by Giant Industries with Section 6A(n) of the Parent Guaranty regarding Total Leverage Ratio for the fiscal quarter ended September 30, 2002. Such waiver shall apply only to the Specified Defaults for the periods set forth herein. No waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is agreed to hereby.

SECTION 5.   EFFECTIVENESS.

      This Amendment shall become effective on October 28, 2002 (the "Effective Date") upon the satisfaction of the following conditions precedent not later than October 30, 2002 or such later date as may be agreed by the Required Lenders:

   (a) Amendment. The Collateral Agent and the Lenders shall have received counterparts of this Amendment duly executed by Giant Industries, Giant Arizona, the Borrower, the Constituent Company Guarantors, the Collateral Agent, and the Required Lenders.

   (b) Amendment Fee. Giant Industries shall have paid the amendment fee described in Section 6 of this Amendment, and all accrued, unpaid fees, costs and expenses owed pursuant to this Amendment, the Operative Documents or any other agreement related thereto, to the extent then due and payable, together with Attorney Costs of the Collateral Agent and the Lenders to the extent then invoiced prior to or on the closing date of this Amendment.

   (c) No Default under, and Amendment of, Giant Industries Credit Agreement. Giant Industries shall have provided evidence satisfactory to the Collateral Agent and the Lenders that (i) the Giant Industries Credit Agreement has been amended to contain representations, warranties, covenants and conditions no more restrictive than those contained in the Operative Documents, as amended by this Amendment; and shall not be in conflict with the Operative Documents, as amended by this Amendment; and (ii) no default or event of default shall exist under the Giant Industries Credit Agreement.

   (d) Resolutions. The Collateral Agent and the Lenders shall have received (i) resolutions of the board of directors of the Parent Guarantors and the Borrower authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant Secretary of each such entity; (ii) if not previously delivered to the Collateral Agent and the Lenders, a certificate of the Secretary or Assistant Secretary of the Parent Guarantors and the Borrower certifying the names and true signatures of the officers of each such entity authorized to execute and deliver this Amendment.

   (e) Opinions. The Collateral Agent and the Lenders shall have received opinions of counsel to the Parent Guarantors and the Borrower in form and substance satisfactory to the Collateral
Agent, the Lenders and their counsel.

   (f) No Material Adverse Effect. Except as disclosed in writing to the Collateral Agent and the Lenders prior to the Amendment Effective Date, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

   (g) No Default. As of such effective date, at the time of and after giving effect to the waiver pursuant to this Amendment, no Default or Event of Default has occurred and is continuing.

   (h) Payment of Fees. Giant Industries shall have paid all accrued, unpaid fees, costs and expenses owed pursuant to this Amendment, the Operative Documents or any other agreement between the Parent Guarantors and the Borrower and the Collateral Agent or any Lender, to the extent then due and payable, together with Attorney Costs of the Collateral Agent to the extent then invoiced prior to or on the closing date of this Amendment.

   (i) Other. The Lenders shall have received such other approvals, opinions and documents as the Lenders deem appropriate.

   Upon satisfaction of the foregoing conditions precedent set forth in this Section 5, the Collateral Agent shall notify Giant Industries and the Lenders in writing, and the date set forth in such notice shall be the effective date of this Amendment.

SECTION 6.   AMENDMENT FEE.

   Giant Industries agrees to pay to the Collateral Agent for the account of each Lender which timely executes a counterpart of this Amendment, an amendment fee equal to 0.25% of such Lender's Commitment. Such amendment fee shall be due and payable in full on the date of execution of this Amendment by Giant Industries and such Lender, shall be fully earned when due and payable, and shall be in addition to any other fee, cost or expense payable pursuant to the Operative Documents.

SECTION 7.   COSTS, EXPENSES AND TAXES.

   Giant Industries agrees to pay on demand reasonable Attorney
Costs of the Lenders and the Collateral Agent and all other costs and expenses of the Lenders and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the mortgages, assignments, security agreements, financing statements and other documents and instruments contemplated hereby. In addition, Giant Industries shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other documents and instruments to be executed and delivered hereunder, and agrees to save the Collateral Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

SECTION 8.   ACKNOWLEDGEMENT OF DEFAULT INTEREST RATE.

   The Borrower and the Parent Guarantor each hereby acknowledge and agree that, in accordance with the definition of the term "Interest Rate" as set forth in the Loan Agreement, from and after September 30, 2002 through and including the Effective Date, Interest with respect to the Loans shall be payable at the Interest Rate in effect immediately prior to the occurrence of the Specified Defaults plus 2.00%.

SECTION 9.   MISCELLANEOUS.

   Section 9.1. Guarantor Obligations. Each Guarantor hereby ratifies and affirms in all respects it obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

   Section 9.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement and the other Operative Documents, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement and the other Operative Documents are hereby ratified and shall be and remain in full force and effect.

   Section 9.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered
Sections, unless otherwise indicated, are to Sections of this Amendment.

   Section 9.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement and the other Operative Documents without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

   Section 9.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

   Section 9.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

                  [Signature Pages begin on Next Page]

Executed and delivered as of this 28th day of October, 2002.

                      GIANT YORKTOWN, INC., as Borrower

                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:   GARY DALKE
                         Its:    CAO


                      GIANT INDUSTRIES, INC., as a Guarantor

                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:   GARY DALKE
                         Its:    CAO


                      GIANT INDUSTRIES ARIZONA, INC. , as a
                      Guarantor

                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:   GARY DALKE
                         Its:    CAO

                     BLACK DIAMOND INTERNATIONAL FUNDING,
                     LTD., as a Lender

                     By: /S/ ALAN CORKISH
                        -------------------------------
                        Name:   ALAN CORKISH
                        Title:  DIRECTOR

                     TRS1 LLC, as a Lender

                     By: /S/ ROSEMARY F. DUNNE
                        -------------------------------
                        Name:   ROSEMARY F. DUNNE
                        Title:  ATTORNEY-IN-FACT

                     GMAC BUSINESS CREDIT LLC, as a Lender

                     By: /S/ L. M. STEVENS
                        -------------------------------
                        Name:   L. M. STEVENS
                        Title:  DIVISION CHIEF CREDIT OFFICER

                     ORIX FINANCIAL SERVICES, INC. , as a Lender

                     By: /S/ MARK A. KASSIS
                        -------------------------------
                        Name:   MARK A. KASSIS
                        Title:  SENIOR VICE PRESIDENT

                     TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
                     CORPORATION, as a Lender

                     By: /S/ JAMES R. BATES
                        -------------------------------
                        Name:   JAMES R. BATES
                        Title:  VICE PRESIDENT

                    WELLS FARGO BANK NEVADA, NATIONAL
                    ASSOCIATION, as Collateral Agent

                     By: /S/ VAL T. ORTON
                        -------------------------------
                        Name:   VAL T. ORTON
                        Title:  TRUST OFFICER

     Each of the undersigned hereby further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this 28th day of October, 2002.


                      GIANT FOUR CORNERS, INC.

                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:     GARY DALKE
                         Title:    CAO
                         Address:  c/o Giant Industries, Inc.
                                   23733 North Scottsdale Road
                                   Scottsdale, Arizona
                                   85255-3465
                                   Attention:  President

                      SAN JUAN REFINING COMPANY
                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:     GARY DALKE
                         Title:    CAO
                         Address:  c/o Giant Industries, Inc.
                                   23733 North Scottsdale Road
                                   Scottsdale, Arizona
                                   85255-3465
                                   Attention:  President

                      PHOENIX FUEL CO., INC.
                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:     GARY DALKE
                         Title:    CAO
                         Address:  c/o Giant Industries, Inc.
                                   23733 North Scottsdale Road
                                   Scottsdale, Arizona
                                   85255-3465
                                   Attention:  President

                      GIANT MID-CONTINENT, INC.
                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:     GARY DALKE
                         Title:    CAO
                         Address:  c/o Giant Industries, Inc.
                                   23733 North Scottsdale Road
                                   Scottsdale, Arizona
                                   85255-3465
                                   Attention:  President

                      GIANT STOP-N-GO OF NEW MEXICO, INC.
                      By: /S/ GARY R. DALKE
                         --------------------------------
                         Name:     GARY DALKE
                         Title:    CAO
                         Address:  c/o Giant Industries, Inc.
                                   23733 North Scottsdale Road
                                   Scottsdale, Arizona
                                   85255-3465
                                   Attention:  President

                              EXHIBIT E-6
                           TO LOAN AGREEMENT
                       DATED AS OF MAY 14, 2002

                    FORM OF COMPLIANCE CERTIFICATE

     The undersigned authorized Responsible Officer of GIANT INDUSTRIES, INC. (the "Company"), delivers this Certificate pursuant to the Parent Guaranty Agreement, dated as of May 14, 2002 (as the same may be amended, modified or restated from time to time, the "Parent
Guaranty"), from the Company and Giant Industries Arizona, Inc.). The undersigned hereby certifies to the Collateral Agent (as defined below) and the Lenders (as defined below) as follows:

   1. A review of the activities of the Company and its Subsidiaries during the period from ___________, 200__ to ____________, 200__, has been made to obtain the information necessary to execute and deliver this Certificate.

   2. To the best of the undersigned's knowledge, information and belief, except as described in Attachment 2 attached hereto, as of the date hereof: (a) no Default or Event of Default exists under the Loan Agreement (as defined below); (b) the Company and its Subsidiaries are in compliance with the financial covenants contained in the Parent Guaranty as set forth in Attachment 1 attached hereto; (c) the representations and warranties contained in Section 5 of the Parent Guaranty are true and correct (except such representations and warranties which expressly refer to an earlier date, which are true and correct in all material respects as of such earlier date; (d) [no material change in terms (as documented in a written amendment) has occurred with respect to the Giant Industries Credit Agreement (or similar replacement facility)] / [a material change in terms (as documented in a written amendment) has occurred with respect to the Giant Industries Credit Agreement (or similar replacement facility) and the amendment documenting such change in terms is attached hereto]; (e) Bank of America, as agent under the Giant Industries Credit Agreement, has not been terminated or resigned its position as agent under the Giant Industries Credit Agreement and
(f) [a "Deposit Account Triggering Event" (as defined in the Giant Industries Credit Agreement) has not occurred] / [a "Deposit Account Triggering Event" (as defined in the Giant Industries Credit Agreement) has occurred, and the Company hereby provides written notice thereof to the Collateral Agent and the Lenders, or has previously provided written notice thereof to the Collateral Agent and the Lenders within five (5) Business Days thereof]).

   3. The Company and each of its Subsidiaries are in compliance with their notice and reporting obligations under
Section 6 of the Parent Guaranty executed by the Company and
Section 16 of the Constituent Companies Guaranty executed by a Subsidiary.

                         EXHIBIT A
                   (to Second Amendment)

     Capitalized terms used herein without definition have the meanings assigned to them in that certain Loan Agreement, dated as of May 14, 2002 ("Loan Agreement"), by and among Giant Yorktown, Inc., as borrower, Wells Fargo Bank Nevada, National Association, as collateral agent ("Collateral Agent") and the Persons listed on Schedule IA thereto, as lenders (the "Lenders").

     EXECUTED AND DELIVERED as of _________________, ____.

                          GIANT INDUSTRIES, INC.


                          ________________________
                          Responsible Officer

                          ATTACHMENT 1

              GIANT INDUSTRIES, INC. & SUBSIDIARIES
           CALCULATION OF FINANCIAL COVENANTS AND RATIOS
      AS OF ________________, 200_ (THE "DETERMINATION DATE")


1.   Minimum Consolidated Tangible Net Worth
     (Section 6A(l) of the Parent Guaranty)

     (a)   Consolidated Net Income, computed on a
           cumulative basis for the period beginning
           October 1, 2002, and ending on the Determination
           Date (provided no negative adjustment will be
           made in the event Consolidated Net Income is a
           deficit for such period):                                 $________

     (b)   50% of the amount in 1(a):                                $________

     (c)   75% of the net assets received from the
           issuance of any capital stock by the Company
           after October 1, 2002:                                    $________

     (d)   Plus $80,000                                              $________

     (e)   Minimum Consolidated Tangible Net Worth (the
           sum of 1(b) plus 1(c) plus 1(d)):                         $________

     (f)   Consolidated Tangible Net Worth:

          (i)   Consolidated Net Worth:                              $________
          (ii)  Net book value of intangible assets:                 $________
          (iii) Consolidated Tangible Net Worth (1(f)(i)
                minus 1(f)(ii)):                                     $________

2. Minimum Fixed Charge Coverage Ratio (Section 6A(m) of the Parent Guaranty)

     A. For any date of determination from October 1, 2002 through December 31, 2003:

          (a)   Consolidated EBITDA for the four fiscal
                quarters ending on the Determination Date:

                (i)   Consolidated Net Income:                       $________

                (ii)  Consolidated Interest Expense:                 $________

                (iii) Taxes measured by income included
                      in the determination of Consolidated
                      Net Income:                                    $________

                (iv)  Expenses for depreciation and
                      amortization of intangibles deducted
                      from the determination of
                      Consolidated Net Income:                       $________

                (v)   Non-cash losses associated with
                      asset dispositions deducted from the
                      determination of Consolidated Net
                      Income:                                        $________

                (vi)  Adjustment on pro forma basis to
                      account for Yorktown Acquisition
                      [Applicable for four fiscal quarters
                      ended on June 30, 2002, September 30,
                      2002, December 31, 2002, and March
                      31, 2003]:                                     $________

                (vii) Non-cash gains associated with
                      asset dispositions included in the
                      determination of Consolidated Net
                      Income:                                        $________

                (viii)Consolidated EBITDA (the sum of
                      2(a)(i) through 2(a)(vi) minus
                      2(a)(vii)):                                    $________

          (b)   Consolidated Rents for the four fiscal
                quarters ending on the Determination Date:           $________

          (c)   Subtotal (the sum of 2(a)(viii) plus 2(b)):          $________

          (d) Consolidated Interest Expense during the four fiscal quarters ending on the Determination Date:

                (i)   Interest in respect of Indebtedness
                      and imputed interest with respect to
                      Capital Leases accrued or capitalized
                      (whether or not paid and including
                      fees payable in respect of letters of
                      credit and bankers' acceptances):              $________

                (ii)  Net amounts payable (or minus net
                      amounts receivable) under Swap
                      Contracts (other than Commodity Swaps):        $________

                (iii) Dividends paid, declared or
                      accrued in respect of preferred stock:         $________

                (iv)  Subtotal (the sum of 2(d)(i)
                      through 2(d)(iii):                             $________

                (v)   Non-amortized fees and financing
                      costs related to the incurrence of
                      the Indebtedness:                              $________

                (vi)  Consolidated Interest Expense (the
                      sum of item 2(d)(iv) minus 2(d)(v)):           $________

          (e)   Consolidated Rents during the four fiscal
                quarters ending on the Determination Date:           $________

          (f)   Scheduled amortization of Company's and
                Subsidiaries' Indebtedness during the four
                fiscal quarters ending on the
                Determination Date:                                  $________

          (g)   Cash income taxes during the four fiscal
                quarters ending on the Determination Date:           $________

          (h)   Subtotal (the sum of 2(d)(vi) plus 2(e)
                plus 2(f) plus 2(g)):                                $________

          (i)   Interest Coverage Ratio (the ratio of 2(c) to 2(h)): ____:1.00

          (j)   Minimum Fixed Charge Coverage Ratio
                required by Section 6A(m) of the Parent Guaranty:

                From October 1, 2002 to June 30, 2003                1.00:1.00
                From July 1, 2003 and thereafter                     1.10:1.00

B.   For any date of determination from the Closing
     Date through September 30, 2002, and after January 1, 2004:

          (a)   Consolidated EBITDA for the four fiscal
                quarters ending on the Determination Date:

                (i)   Consolidated Net Income:                       $________

                (ii)  Consolidated Interest Expense:                 $________

                (iii) Taxes measured by income included
                      in the determination of Consolidated
                      Net Income:                                    $________

                (iv)  Expenses for depreciation and
                      amortization of intangibles deducted
                      from the determination of
                      Consolidated Net Income:                       $________

                (v)   Non-cash losses associated with
                      asset dispositions deducted from the
                      determination of Consolidated Net Income:      $________

                (vi)  Adjustment on pro forma basis to
                      account for Yorktown Acquisition
                      [Applicable for four fiscal quarters
                      ended on June 30, 2002, September 30,
                      2002, December 31, 2002, and March
                      31, 2003]:                                     $________

                (vii) Non-cash gains associated with
                      asset dispositions included in the
                      determination of Consolidated Net Income:      $________

                (viii)Consolidated EBITDA (the sum of 2(a)(i)
                      through 2(a)(vi) minus 2(a)(vii)):             $________

          (b)   Consolidated Rents for the four fiscal
                quarters ending on the Determination Date:           $________

          (c)   To the extent excluded from calculation of
                Consolidated EBITDA in 2(a), Margin
                Payments under Yorktown Asset Purchase
                Agreement during the four fiscal quarters
                ending on the Determination Date (excluding
                Margin Payments treated as Capital Expenditures).    $________

          (d)   Capital expenditures during the four fiscal
                quarters ending on the Determination Date:           $________

          (e)   Cash income taxes during the four fiscal
                quarters ending on the Determination Date:           $________

          (f)   Subtotal (the sum of 2(a)(viii) plus 2(b)
                plus 2(c) minus 2(d) minus 2(e)):                    $________

          (g) Consolidated Interest Expense during the four fiscal quarters ending on the Determination Date:

                (i)   Interest in respect of Indebtedness
                      and imputed interest with respect to
                      Capital Leases accrued or capitalized
                      (whether or not paid and including
                      fees payable in respect of letters of
                      credit and bankers' acceptances):              $________

                (ii)  Net amounts payable (or minus net
                      amounts receivable) under Swap
                      Contracts (other than Commodity Swaps):        $________

                (iii) Dividends paid, declared or
                      accrued in respect of preferred stock:         $________

                (iv)  Subtotal (the sum of 2(g)(i)
                      through 2(g)(iii):                             $________

                (v)   Non-amortized fees and financing
                      costs related to the incurrence of
                      the Indebtedness:                              $________

                (vi)  Consolidated Interest Expense (the
                      sum of item 2(g)(iv) minus 2(g)(v)):           $________

          (h)   Consolidated Rents during the four fiscal
                quarters ending on the Determination Date:           $________

          (i)   Scheduled amortization of Company's and
                Subsidiaries' Indebtedness during the four
                fiscal quarters ending on the
                Determination Date:                                  $________

          (j)   Margin Payments under Yorktown Asset
                Purchase Agreement during the four fiscal
                quarters ending on the Determination Date:           $________

          (k)   Subtotal (the sum of 2(g)(vi) plus 2(h)
                plus 2(i) plus 3(j)):                                $________

          (l)   Interest Coverage Ratio (the ratio of 2(f) to 2(k)): ____:1.00

          (m)   Minimum Fixed Charge Coverage Ratio
                required by Section 6A(m) of the Parent
                Guaranty:

                From October 1, 2002 to June 30, 2003                1.00:1.00
                From July 1, 2003 and thereafter                     1.10:1.00

3.   Total Leverage Ratio (Section 6A(n) of the Parent Guaranty)

     (a)   Consolidated Funded Indebtedness:

           (i)   Liabilities for borrowed money:                     $________

           (ii)  Liabilities for deferred purchase price
                 of property or services (other than trade
                 payables incurred in ordinary course on
                 ordinary terms):                                    $________

           (iii) Obligations with respect to Surety Instruments:     $________

           (iv)  Other obligations evidenced by Notes:               $________

           (v)   Indebtedness of the type described in clause
                 (e) of the definition of Indebtedness:              $________

           (vi)  Capital Leases:                                     $________

           (vii) Off-Balance Sheet obligations:                      $________

           (viii)Net obligations under Swap Contracts:               $________

           (ix)  Indebtedness of the type described in
                 clause (h) of the definition Indebtedness:          $________

           (x)   Obligations to redeem or purchase stock or
                 other equity interests:                             $________

           (xi)  Guaranty obligations in respect of the foregoing:   $________

           (xii) Consolidated Funded Indebtedness (the
                 sum of items 3(a)(i) through 3(a)(xi)):             $________

     (b)   Consolidated EBITDA for the four fiscal
           quarters ending on the Determination Date
           (3(a)(viii)):                                             $________

     (c)   Total Leverage Ratio (the ratio of 3(a)(xii) to 3(b)):    ____:1.0

     (d)   Maximum Total Leverage Ratio permitted under
           Section 6A(n) of the Parent Guaranty:

           From October 1, 2002 to December 31, 2002                 6.50:1.00
           From January 1, 2003 to March 31, 2003                    7.50:1.00
           From April 1, 2003 to June 30, 2003                       7.00:1.00
           From July 1, 2003 to September 30, 2003                   5.50:1.00
           From October 1, 2003 to December 31, 2003                 4.50:1.00
           From January 1, 2004 to March 31, 2004                    4.00:1.00
           April 1, 2004 and thereafter                              3.75:1.00

4.   Senior Leverage Ratio (Section 6A(o) of the Parent Guaranty)

     (a)   Consolidated Funded Indebtedness (4(a)(xii)):             $________

     (b)   Indebtedness evidenced by Subordinated Notes:             $________

     (c)   Consolidated Senior Indebtedness (4(a) minus 4(b)):       $________

     (d)   Consolidated EBITDA for the four fiscal
           quarters ending on the Determination Date:                $________

     (e)   Senior Leverage Ratio (ratio of 4(c) to 4(d)):            ____:1.0

           Maximum Senior Leverage Ratio permitted under
           Section 6A(o) of the Parent Guaranty:                     1.50:1.00

5. Minimum Quarterly Consolidated EBITDA (Section 6A(s) of the Parent Guaranty)

     (a)   Consolidated EBITDA for fiscal quarters ending
           on the Determination Date:                                $________

           (i)   Consolidated Net Income:                            $________

           (ii)  Consolidated Interest Expense:                      $________

           (iii) Taxes measured by income included in the
                 determination of Consolidated Net Income:           $________

           (iv)  Expenses for depreciation and amortization
                 of intangibles deducted from the determination
                 of Consolidated Net Income:                         $________

           (v)   Non-cash losses associated with asset
                 dispositions deducted from the
                 determination of Consolidated Net Income:           $________

           (vi)  Non-cash gains associated with asset
                 dispositions included in the determination
                 of Consolidated Net Income:                         $________

           (vii) Consolidated EBITDA (the sum of 5(a)(i)
                 through 5(a)(v) minus 5(a)(vi)):                    $________

     (b) Minimum Quarterly Consolidated EBITDA required under 6A(s) of the Parent Guaranty:

           From October 1, 2002 through March 31, 2003              $8,500,000
           From April 1, 2003 and thereafter                       $15,000,000

6.   Maximum Capital Expenditures (Section 6A(t) of the
     Parent Guaranty)

     (a)   Capital Expenditures (other than Margin
           Payments treated as Capital Expenditures) for
           fiscal quarter ending on the Determination Date:          $________

     (b)   Maximum Capital Expenditures required under
           6A(t) of the Parent Guaranty:

           From October 1, 2002 through December 31, 2002     $6,000,000
           From January 1, 2003 through March 31, 2003        $6,000,000
           From April 1, 2003 through June 30, 2003           $8,000,000
           From July 1, 2003 through September 30, 2003      $18,000,000
           From October 1, 2003 through December 31, 2003    $12,000,000

     Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

     EXECUTED AND DELIVERED as of _________________, _____.

                                GIANT INDUSTRIES, INC.



                                _________________________
                                Responsible Officer

                             ATTACHMENT 2

                             EXCEPTIONS TO
                        COMPLIANCE CERTIFICATE

                    SCHEDULE 6(a)(iii)

                   FINANCIAL INFORMATION

                  See the following pages





                         EXHIBIT B
                   (to Second Amendment)

                            GIANT INDUSTRIES, INC.
                         Consolidated Balance Sheets
                               June 30, 2002


                                                  6/30/2002     12/31/2001
                      Assets                      ---------     ----------
Current Assets
  Cash and cash equivalents
  Accounts receivable, net
  Inventories, at cost
  Prepaid expenses and other current assets
  Deferred income taxes
  Total current assets
                                                  ---------     ----------
                                                  ---------     ----------
Property, plant and equipment, at cost
  less accumulated depreciation
                                                  ---------     ----------
                                                  ---------     ----------
Other assets
                                                  ---------     ----------
                                                  =========     ==========
    Liabilities and Stockholders' Equity

Current liabilities:
  Current portion of long-term debt
  Accounts payable
  Accrued liabilities
                                                  ---------     ----------
  Total current liabilities
                                                  ---------     ----------
Long-term debt, net of current portion
Long-term pension obligations
Other liabilities
Deferred income taxes
Stockholders' equity
                                                  ---------     ----------
                                                  =========     ==========

                            GIANT INDUSTRIES, INC.
                       Consolidated Income Statements
                               June 30, 2002

                                      Current Quarter        Year to Date
                                   -------------------    -------------------
                                   Actual    Last Year    Actual    Last Year
                                   ------    ---------    ------    ---------
Net revenues
Cost of products sold
                                   ------    ---------    ------    ---------
Gross margin

Operating expenses
Selling, general and administrative
(Gain)/Loss on disposal/
  sale of assets
Depreciation and amortization
                                   ------    ---------    ------    ---------
Operating income

Interest expense
Amortization of Financing Fees
Interest and Investment Income
                                   ------    ---------    ------    ---------
Interest expense, net
                                   ------    ---------    ------    ---------
Earnings from operations
Provision (benefit) for taxes
                                   ------    ---------    ------    ---------
Net earnings (loss)
                                   ======    =========    ======    =========

Earnings per common share:

Weighted average shares outstanding

                                        GIANT INDUSTRIES, INC.
                                   Consolidating Income Statements
                                           June 30, 2002

                                                     Current Month
                        ----------------------------------------------------------------------------
                              Refining   Retail   Phoenix                      Reclass and
                                Group    Group      Fuel    Corporate   Total  eliminations   Consolidated
Revenues
Cost of products sold
                        ----------------------------------------------------------------------------
Gross margin
                        ----------------------------------------------------------------------------
Operating expenses
SGA
(Gain)/Loss on
  disposal/sale of assets
Deprecation &
  Amortization
Interest expense, net
                        ----------------------------------------------------------------------------
                        ----------------------------------------------------------------------------
Earnings before taxes
                        ============================================================================


                                                     Year to Date
                        ----------------------------------------------------------------------------
                              Refining   Retail   Phoenix                      Reclass and
                                Group    Group      Fuel    Corporate   Total  eliminations   Consolidated
Revenues
Cost of products sold
                        ----------------------------------------------------------------------------
Gross margin
                        ----------------------------------------------------------------------------
Operating expenses
SGA
(Gain)/Loss on
  disposal/sale of assets
Deprecation &
  Amortization
Interest expense, net
                        ----------------------------------------------------------------------------
                        ----------------------------------------------------------------------------
Earnings before taxes
                        ============================================================================


                                        GIANT INDUSTRIES, INC.
                                   Consolidating Income Statements
                                           June 30, 2002

                                                     Current Quarter
                        ----------------------------------------------------------------------------
                              Refining   Retail   Phoenix                      Reclass and
                                Group    Group      Fuel    Corporate   Total  eliminations   Consolidated
Revenues
Cost of products sold
                        ----------------------------------------------------------------------------
Gross margin
                        ----------------------------------------------------------------------------
Operating expenses
SGA
(Gain)/Loss on
  disposal/sale of assets
Deprecation &
  Amortization
Interest expense, net
                        ----------------------------------------------------------------------------
                        ----------------------------------------------------------------------------
Earnings before taxes
                        ============================================================================

                         GIANT INDUSTRIES, INC.
                    Consolidated Cash Flow Statements
                             June 30, 2002

                                                        Month  Quarter  Year to Date
                                                        -----  -------  ------------
Cash flows from operating activities:
  Net earnings (loss)
  Adjustments to reconcile net earnings
    (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization
      Deferred income taxes
      (Gain) Loss on disposal or write-down of assets
      Changes in operating assets and liabilities:
        Decrease (increase) in accounts receivable
        Decrease (increase) in inventories
        Decrease (increase) in prepaid expense
        Increase (decrease) in accounts payable
        Increase (decrease) in accrued liabilities
        Increase (decrease) in income taxes payable
      Decrease (increase) in other non-current assets
                                                        -----  -------  ------------
Net cash provided by (used in) operations
                                                        -----  -------  ------------
Cash flows from investing activities:
  Purchase of property, plant and equipment
  Yorktown Refinery acquisition, incl. Inventory
    & other costs
  Decrease (increase) of other assets
  Proceeds from sale of assets
                                                        -----  -------  ------------
Net cash provided by (used in) investing activities
                                                        -----  -------  ------------
Cash flows from financing activities:
  Payments of long-term debt
  (Increase) Decrease to Financing costs
  Proceeds from long-term debt
  Proceeds from exercise of stock options
                                                        -----  -------  ------------
Net cash provided by (used in) financing activities
                                                        -----  -------  ------------
Net increase (decrease) in cash and cash equivalents
Cash and cash equivalents:
  Beginning of period
                                                        -----  -------  ------------
  End of period
                                                        =====  =======  ============

                         GIANT INDUSTRIES, INC.
                          Operating Statistics
                             June 30, 2002


Current Month                                     2002      2001
------------------------------------------        ----      ----
Refinery sourced sales bbls (bbls/day)
Average crude oil costs ($/bbl)
Refinery margin ($/bbl)

Retail Stores - Fuel volume
Retail Stores - Fuel margin (per gal)
Retail Stores - Total merchandise sales
Retail Stores Merchandise margin

GTC Division - Fuel volume
GTC Division - Fuel margin (per gal)
GTC Division - Total merchandise sales
GTC Merchandise margin


Current Quarter                                   2002      2001
------------------------------------------        ----      ----
Refinery sourced sales bbls (bbls/day)
Average crude oil costs ($/bbl)
Refinery margin ($/bbl)

Retail Stores - Fuel volume
Retail Stores - Fuel margin (per gal)
Retail Stores - Total merchandise sales
Retail Stores Merchandise margin

GTC Division - Fuel volume
GTC Division - Fuel margin (per gal)
GTC Division - Total merchandise sales
GTC Merchandise margin

                         GIANT INDUSTRIES, INC.
                          Operating Statistics
                             June 30, 2002


Year to Date                                      2002      2001
------------------------------------------        ----      ----
Refinery sourced sales bbls (bbls/day)
Average crude oil costs ($/bbl)
Refinery margin ($/bbl)

Retail Stores - Fuel volume
Retail Stores - Fuel margin (per gal)
Retail Stores - Total merchandise sales
Retail Stores Merchandise margin

GTC Division - Fuel volume
GTC Division - Fuel margin (per gal)
GTC Division - Total merchandise sales
GTC Merchandise margin

                         GIANT INDUSTRIES, INC.
                Cash Flow Statement by Operating Division
                             June 30, 2002

                                                             Current Month
                                        ---------------------------------------------------------
                                        Earnings (Loss)      Add        Less capital   Cash flow
                                        From Operations  depreciation   expenditures  by division
Division
--------
  Ciniza Refinery
  Bloomfield Refinery
  Yorktown Refinery
  Refinery Other
  Transportation (Incl Pipeline)
  Giant Division
  Thriftway Division
  Travel Center
  Phoenix Fuel Companies
  Yorktown Refinery Acquisition
  Corporate
                                           --------        --------       --------      ---------
    Totals
                                           --------        --------       --------      ---------


                                                             Year to Date
                                        ---------------------------------------------------------
                                        Earnings (Loss)      Add        Less capital   Cash flow
                                        From Operations  depreciation   expenditures  by division
Division
--------
  Ciniza Refinery
  Bloomfield Refinery
  Yorktown Refinery
  Refinery Other
  Transportation (Incl Pipeline)
  Giant Division
  Thriftway Division
  Travel Center
  Phoenix Fuel Companies
  Yorktown Refinery Acquisition
  Corporate
                                           --------        --------       --------      ---------
    Totals
                                           --------        --------       --------      ---------


                          GIANT INDUSTRIES, INC.
                Cash Flow Statement by Operating Division
                             June 30, 2002

                                                             Current Quarter
                                        ---------------------------------------------------------
                                        Earnings (Loss)      Add        Less capital   Cash flow
                                        From Operations  depreciation   expenditures  by division
Division
--------
  Ciniza Refinery
  Bloomfield Refinery
  Yorktown Refinery
  Refinery Other
  Transportation (Incl Pipeline)
  Giant Division
  Thriftway Division
  Travel Center
  Phoenix Fuel Companies
  Yorktown Refinery Acquisition
  Corporate
                                           --------        --------       --------      ---------
    Totals
                                           --------        --------       --------      ---------

                          GIANT REFINING COMPANY
                            Yorktown Refinery
                         Quarter Ended June 2002


                                                     Actual   Last Year
                                                     ------   ---------
Refinery Sourced Revenues
-------------------------
Gasoline
Diesel
Other product, misc.
Differentials
                                                     ------   ---------
Total refinery revenues
                                                     ------   ---------

Cost of Revenues
----------------
Cost of revenues
Own consumed fuel
LIFO/LCM inventory adjustment
                                                     ------   ---------
Total cost of revenues
                                                     ------   ---------
Refinery Margin
Miscellaneous
                                                     ------   ---------
Gross Margin

Operating Expenses
------------------
Refinery operations
(Gain) loss on disposal of assets
                                                     ------   ---------
Earnings (Loss) Before Taxes
                                                     ------   ---------
Refinery Sourced Sales Barrels
Refinery Production Barrels

Statement of Income per Barrel:
------------------------------
Revenues
Cost of revenues
                                                     ------   ---------
Refinery margin-LIFO
                                                     ------   ---------
Refinery margin-FIFO
                                                     ------   ---------
Oper. exp. per production barrel
                                                     ------   ---------
Average crude oil costs
                                                     ------   ---------
Average natural gas costs
                                                     ------   ---------

                          GIANT REFINING COMPANY
                             Ciniza Refinery
                         Quarter Ended June 2002


                                                     Actual   Last Year
                                                     ------   ---------
Refinery Sourced Revenues
-------------------------
Gasoline
Diesel
Jet A/kerosene
Other product, misc.
Differentials
                                                     ------   ---------
Total refinery revenues
                                                     ------   ---------

Cost of Revenues
----------------
Cost of revenues
Own consumed fuel
LIFO/LCM inventory adjustment
                                                     ------   ---------
Total cost of revenues
                                                     ------   ---------
Refinery Margin
                                                     ------   ---------
Gross Margin

Operating Expenses
------------------
Refinery operations
(Gain) loss on disposal of assets
                                                     ------   ---------
Earnings (Loss) Before Taxes
                                                     ------   ---------
Refinery Sourced Sales Barrels
Refinery Production Barrels

Statement of Income per Barrel:
------------------------------
Revenues
Cost of revenues
                                                     ------   ---------
Refinery margin-LIFO
                                                     ------   ---------
Refinery margin-FIFO
                                                     ------   ---------
Oper. exp. per production barrel
                                                     ------   ---------
Average crude oil costs
                                                     ------   ---------
Average natural gas costs
                                                     ------   ---------

                          GIANT REFINING COMPANY
                           Bloomfield Refinery
                         Quarter Ended June 2002


                                                     Actual   Last Year
                                                     ------   ---------
Refinery Sourced Revenues
-------------------------
Gasoline
Diesel
Other product, misc.
Differentials
                                                     ------   ---------
Total refinery revenues
                                                     ------   ---------

Cost of Revenues
----------------
Cost of revenues
Own consumed fuel
LIFO/LCM inventory adjustment
                                                     ------   ---------
Total cost of revenues
                                                     ------   ---------
Refinery Margin
                                                     ------   ---------
Gross Margin

Operating Expenses
------------------
Refinery operations
(Gain) loss on disposal of assets
                                                     ------   ---------
Earnings (Loss) Before Taxes
                                                     ------   ---------
Refinery Sourced Sales Barrels
Refinery Production Barrels

Statement of Income per Barrel:
------------------------------
Revenues
Cost of revenues
                                                     ------   ---------
Refinery margin-LIFO
                                                     ------   ---------
Refinery margin-FIFO
                                                     ------   ---------
Oper. exp. per production barrel
                                                     ------   ---------
Average crude oil costs
                                                     ------   ---------
Average natural gas costs
                                                     ------   ---------

                       GIANT INDUSTRIES, INC.
                   Retail Group By Market Area
                Analysis Of Net Income/Investment
                      Year to Date June 2002

                                              12 Month Rolling

                                               Cash Flow Based
                             Store Operating      on Store          Store Operating   Cash Flow     Gross
Market Areas                     Profit        Operating Profit    Profit Annualized  Annualized  Investment   ROI
------------                 -------------------------------------------------------------------------------------
Albuquerque:
#5-Albq. San_Mateo
#10-Albq. Menaul
#11-Albq. Rio_Bravo
#15-Albq. Rio_Rancho
#20-Albq. Coors/Central
#24-Albq. Tramway
#25-Albq. Coors/Quail
#26-Albq. Coors/Arenal
#27-Albq. Academy
#31-Albq. Southern
#33-Los_Lunas
#34-Albq. Candalaria
#35-Albq. Eubank
#36-Bernalillo
#37-Rio_Rancho SR_528
#38-Albq. 4th/Vineyard
#39-Belen
#41-Golf_Course
#43-Los_Lunas Main
#48-Cuba, NM
#168, FFCA-Bernalillo, NM
#278, FFCA-Estancia, NM
#283, FFCA-Belen, NM
#293, FFCA-Bernalillo, NM
#445, Albuquerque, NM
Giant #549 Bosque Farms, NM
                             -------------------------------------------------------------------------------------
Santa Fe:
#023, Cerrillos Rd, Santa Fe, NM
#46-Santa_Fe Sawmill
#55-Santa_Fe St.
#56-Santa Fe/St. Michaels
#163, FFCA-Espancia, NM
#200, Cuba, NM
#232, San Ysidro, NM
#294, Arroyo Seco, NM
#297, FFCA-Rancho de Taos, NM
#554, FFCA-Santa Fe, NM
                             -------------------------------------------------------------------------------------

Bloomfield:
#101-Farmington

                                               Cash Flow Based
                             Store Operating      on Store          Store Operating   Cash Flow     Gross
Market Areas                     Profit        Operating Profit    Profit Annualized  Annualized  Investment   ROI
------------                 -------------------------------------------------------------------------------------
#103-Kirtland
#4-Farmington Broadway
#14-Farmington Main_St
#44-Aztec, NM
#47-Bloomfield, NM
#49-662 E. Main, Farmington
#118 FFCA-Aztec, NM
#159, Farmington, NM
#197, FFCA-Aztec, NM
#210, FFCA-Bloomfield, NM
#211, FFCA-Farmington, NM
#214, FFCA-Bloomfield, NM
#218, FFCA-Farmington, NM
#220, Farmington, NM
#227, Aztec, NM
#239, FFCA-Bloomfield, NM
#240, FFCA-Farmington, NM
#262, Kirtland, NM
#265 and #270
#292, Farmington, NM
#310, FFCA-Waterflow, NM
#556, FFCA-Farmington, NM
                             -------------------------------------------------------------------------------------
Gallup:
#24-Hwy. 66, Gallup
#9-Gallup 2nd_Street
#12-Gallup Hwy_666
#196, Vanderwagen, NM
#203, FFCA-Sanders, AZ
#204, FFCA-Gallup, NM
#207, Church Rock, NM
#208, Gallup, NM
#245, Crownpoint NM
#256, Zuni, NM
#257, FFCA - Thoreau, NM
#295, FFCA - Milan, NM
#408, FFCA - Gallup, NM
#409, FFCA - Gallup, NM
#557, FFCA - Gallup, NM
                             -------------------------------------------------------------------------------------
Northeast Arizona:
#202, LLC - Shiprock, NM
#245, LLC - Teec Nos Pos, AZ
#254, LLC - Winslow, AZ
#233, Kayenta, AZ
#251, Tohatchi, NM
#252, Ganado, AZ
#253, Lukachukai, AZ

                                               Cash Flow Based
                             Store Operating      on Store          Store Operating   Cash Flow     Gross
Market Areas                     Profit        Operating Profit    Profit Annualized  Annualized  Investment   ROI
------------                 -------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
#255, Chinle, AZ
#263, Cameron, AZ
#268, Newcomb-Burnham, NM
#267, Chinle, AZ
#268, A&W, Chinle, AZ
#106-Rock Point
#107-Many Farms
#108-Ft Definance
Station #109-Tse Bonito
#320, FFCA - Window Rock, AZ
#601, Window Rock, AZ
                             -------------------------------------------------------------------------------------
North Central Arizona:
#03-Sedona
#8-Flagstaff
#16-Cottonwood
#042-Payson, AZ
#45-Flagstaff Butler
#193, FFCA-Holbrook, AZ
#219, FFCA-Springerville, AZ
#222, FFCA-Lakeside, AZ
#223, FFCA-Show Low, AZ
#224, FFCA-Taylor, AZ

Phoenix/Scottsdale:
#01-Phx. 35th Glendale
#13-Phx. Bell Road
#17-Phx. Cave Creek
#28-Phx. Greenway
#30-Phx. Fl Wright
#32-Scott Pinn Peak
#801-Power and Broadway, Mesa, AZ
#802-Brown & Ellsworth, Mesa, AZ
#820-McDowell Mountain Ranch
#829-Tatum & Dynamite, Phoenix, AZ
#908 FFCA-Chandler, AZ
#909 FFCA-Scottsdale, AZ
#915 FFCA-Mesa, AZ
#901 FFCA-Buckeye, AZ
#917 FFCA-Mesa, AZ
#918 FFCA-Mesa, AZ
#912 Glendale, AZ
                             -------------------------------------------------------------------------------------

Tucson & Southern Arizona:
#511-Silverbell & Cortaro, Marana, AZ
#812-Push View & Oracle, Oro Valley, AZ
#813-Rancho Visi/Oracle, Oro Valley, AZ
#900-Wilcox, AZ

                                               Cash Flow Based
                             Store Operating      on Store          Store Operating   Cash Flow     Gross
Market Areas                     Profit        Operating Profit    Profit Annualized  Annualized  Investment   ROI
------------                 -------------------------------------------------------------------------------------
#902 FFCA-Thatcher, AZ
#903 FFCA-Safford, AZ
#911 Douglas, AZ
#919 Tucson, AZ
#921 FFCA-Tucson, AZ
#922 FFCA-Tucson, AZ
#923 FFCA-Tucson, AZ
#924 FFCA-Tucson, AZ
#925 FFCA-Tucson, AZ
#926 FFCA-Tucson, AZ
#929 FFCA-Tucson, AZ
#930 FFCA-Tucson, AZ
#931 FFCA-Tucson, AZ
                             -------------------------------------------------------------------------------------
Colorado
#7-Durango
#60-FFCA-Conoco, Main Ave. Durango, CO
#61-FFCa-Conoco, Camino Del Rio, Durango
#83-conoco Express-Bayfield CO
#64-FFCA - Conoco Express - Cortez, CO
#65-Conoco Express-Heromsa, CO
#111 FFCA - Durango CO
#184, Cortez, CO
#229, FFCA - Dolores, CO
#280, FFCA - Cortez, CO
                             -------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
Subtotal
Giant Travel Center Division
                             -------------------------------------------------------------------------------------
Subtotal
Other:
Discontinued Operations
Rel Op Org Future Stores
Retail Divisional Admin
Thriftway Consignment Units
                             -------------------------------------------------------------------------------------
TOTALS
                             -------------------------------------------------------------------------------------


SCHEDULE 6(u)(iii) - SERVICE STATIONS AND CONVENIENCE STORES

                  See the following pages






                         EXHIBIT C
                   (to Second Amendment)




                                         Intersection                                                   Store  Bldg.       NBV
Store# Title  Mailing/Physical Address     Vicinity    City        ST  Zip   County     Brand           Size   Type      08/31/02
3101   Fee    517 W. Broadway                          Farmington  NM  87401 San Juan   Conoco/Mustang  515    C-Store     371,138
3103   Fee    PO Box 295, 4151 US Hwy. 64              Kirtland    NM  87417 San Juan   Giant           2400   C-Store     912,707
6002   Fee    2654 E. Hwy 66                           Gallup      NM  87301 McKinley   Conoco/Giant    1800   U/Canopy    652,265
6004   Fee    531 E. Broadway                          Farmington  NM  87401 San Juan   Giant           1800   C-Store     453,762
6005   Fee    6100 San Mateo NE                        Albuquerque NM  87109 Bernalillo Conoco/Giant    3324   C-Store     494,899
6011   Fee    201 Rio Bravo SW                         Albuquerque NM  87105 Bernalillo Giant           4028   C-Store   1,350,736
6014   Fee    3341 E. Main St.                         Farmington  NM  87401 San Juan   Giant           1400   U/Canopy    583,592
6015   Fee    3603 Hwy 528                             Albuquerque NM  87114 Bernalillo Conoco/Giant    1320   C-Store U/C 778,750
6020   Fee    201 Coors Rd. NW                         Albuquerque NM  87105 Bernalillo Giant           2048   C-Store     801,256
6023   Fee    3730 Cerrillos Rd.                       Santa Fe    NM  87505 Santa Fe   Giant                            1,486,561
6024   Fee    4720 Tramway NE                          Albuquerque NM  87111 Bernalillo Conoco          1838   C-Store U/C 827,096
6025   Fee    2930 Coors Rd. NW                        Albuquerque NM  87120 Bernalillo Conoco/Giant    1600   C-Store U/C 893,396
6026   Fee    1897 Coors Rd.                           Albuquerque NM  87105 Bernalillo Conoco/Giant    2178   C-Store     708,229
6027   Fee    6104 Academy NE                          Albuquerque NM  87109 Bernalillo Conoco/Giant    2178   C-Store     999,972
6033   Fee    3524 Hwy 47                              Los Lunas   NM  87031 Valencia   Conoco/Giant    3700   C-Store     642,238
6034   Fee    135 Candelaria Rd. NW                    Albuquerque NM  87107 Bernalillo Conoco/Giant    2178   C-Store     667,520
6035   Fee    10400 Central SE                         Albuquerque NM  87123 Bernalillo Conoco/Giant    2178   C-Store     757,680
6036   Fee    224 Hwy 44                               Bernalillo  NM  87004 Sandoval   Conoco/Giant    2633   C-Store     771,036
6037   Fee    1050 Hwy 528                             Rio Rancho  NM  87124 Sandoval   Conoco/Giant    3250   C-Store   1,007,143
6038   Fee    6242 4th St. NW                          Rancho de
                                                       Albuquerque NM  87107 Bernalillo Conoco/Giant    2178   C-Store     783,835
6041   Fee    9690 Golf Course Rd. NW                  Albuquerque NM  87114 Bernalillo Conoco/Giant    3203   C-Store     853,220
6043   Fee    233 Main St. SE                          Los Lunas   NM  87031 Valencia   Conoco/Giant    2720   C-Store     661,933
6044   Fee    122 Aztec Blvd.                          Aztec       NM  87410 San Juan   Giant Express   9.5    U/Canopy    612,455
6046   Fee    2691 Sawmill Rd                          Santa Fe    NM  87505 Santa Fe   Giant           4325   C-Store   1,362,500
6047   Fee    220 Bloomfield Blvd. F                   Bloomfield  NM  87413 San Juan   Shamrock                           421,157
6048   Fee    PO Box 116  6385 Hwy. 44                 Cuba        NM  87013 Sandoval   Mustang         820    C-Store     322,946
6049   Fee    862 E. Main                              Farmington  NM  87401 San Juan   Mustang         765    C-Store     490,388
7118   Fee    17401 US 550                             Aztec       NM  87410 San Juan   Mustang         1504   C-Store     738,035
7168   Fee    118 Hwy. 44 West                         Bernalillo  NM  87004 Sandoval   Mustang         2100   C-Store U/C  90,713
7183   Fee    902 N. Riverside Dr.                     Espanola    NM  87532 Rio Arriba Mustang         1430   C-Store U/C 252,031
7197   Fee    321 Main Ave.                            Aztec       NM  87410 San Juan   Mustang         1104   C-Store     414,878
7200   Fee    PO Box 741   6475 Main                   Cuba        NM  87013 Sandoval   Conoco/Mustang  3300   C-Store     721,956
7204*  Fee    HCR 4, Box 20  Hwy. 666                  Gallup      NM  87301 McKinley   Mustang         6450   C-Store   1,695,049
7210   Fee    204 S. Bloomfield Blvd                   Bloomfield  NM  87413 San Juan   Mustang         3990   C-Store   1,162,472
7211   Fee    2700 W. Main                             Farmington  NM  87401 San Juan   Mustang         2950   C-Store   1,282,241
7214   Fee    602 W. Broadway                          Bloomfield  NM  87413 San Juan   Mustang         1932   C-Store     235,167
7218   Fee    5702 Hwy. 64                             Farmington  NM  87401 San Juan   Conoco/Mustang  2650   C-Store     744,228
7227   Fee    416 N. Main                              Aztec       NM  87410 San Juan   Mustang         4355   C-Store     728,291
7239*  Fee    State Rte 4, Box 3000                    Bloomfield  NM  87413 San Juan   Mustang         1830   C-Store     316,444
7240   Fee    3001 Bloomfield Hwy.                     Farmington  NM  87401 San Juan   Mustang         2650   C-Store     289,141
7257*  Fee    PO Box 609   Hwy. 371                    Thoreau     NM  87323 McKinley   Mustang         11025  C-Store     582,958
7270*  Fee    3215 Hwy. 64                             Waterflow   NM  87421 San Juan   Mustang                          1,506,040
7278   Fee    Box 28   5th & Joseph                    Estancia    NM  87016 Torrance   Mustang         2180   C-Store     428,981
7283   Fee    1224 S. Main St.                         Belen       NM  87002 Valencia   Mustang         730    C-Store     241,875
7292*  Fee    PO Box 15186  1020 Bisti Hwy. 371        Farmington  NM  87401 San Juan   Mustang         3690   C-Store     788,810
7293   Fee    401 W. Hwy. 44                           Bernalillo  NM  87004 Sandoval   Conoco/Giant    870    C-Store   1,325,742
7294   Fee    Rte 3 Box 151
              Hwy. 285 (Arroyo Seco, NM 87514)         Espanola    NM  87532 Santa Fe   Mustang         1176   C-Store     120,597
7295   Fee    P.O. Box 3047  610 W. Hwy. 66            Milan       NM  87021 Cibola     Mustang         432    U/Canopy     66,799
7297   Fee    PO Box 1858    5180 Hwy. 68              RanchodeTaosNM  87557 Taos       Mustang         1525   C-Store     547,452
7310   Fee    PO Box 1443
              3890 US Hwy. 64, Fruitland, NM           Waterflow   NM  87421 San Juan   Mustang         2996   C-Store   1,266,669
7408   Fee    3340 E. Hwy. 66                          Gallup      NM  87301 McKinley   Mustang         1377   C-Store     362,357
7409   Fee    3302 W. Hwy. 66                          Gallup      NM  87301 McKinley   Conoco/Mustang  1537   C-Store     432,818
7445   Fee    1312 Bridge SW                           Albuquerque NM  87105 Bernalillo Gasman                 Kiosk       104,991
7549   Fee    650 Bosque Farms Blvd.                   BosqueFarms NM  87068 Valencia   Conoco/Giant                       759,955
7554   Fee    822 Camino Sierra Vista                  Santa Fe    NM  87501 Santa Fe   Mustang                Kiosk       286,675
7556   Fee    1500 San Juan Blvd.                      Farmington  NM  87401 San Juan   Mustang         700                119,454
7557   Fee    800 E. Coal                              Gallup      NM  87301 McKinley   Mustang         1720                16,060
Total                                                                                                                   38,297,287

*WIC


                     SCHEDULE 6A(b) - SCHEDULED ASSETS

STORE     ADDRESS                               CITY            STATE

6906      945 N. Arizona Ave.                   Chandler         AZ
6911      1807 10th Street                      Douglas          AZ
6801      344 S. Power Rd.                      Mesa             AZ
6915      6807 E. Baseline Rd.                  Mesa             AZ
6918      2743 S. Alma School Rd.               Mesa             AZ
6908      300 Hwy. 70                           Safford          AZ
6902      2946 W. Hwy. 70                       Thatcher         AZ
6921      7366 N. Oracle Road                   Tucson           AZ
6922      2100 W. Ruthrauff Rd.                 Tucson           AZ
6923      1530 W. St. Mary's Road               Tucson           AZ
6924      761 W. Ajo                            Tucson           AZ
6925      1202 W. Ajo                           Tucson           AZ
6929      9491 E. 22nd St.                      Tucson           AZ
6931      3780 W. Magee Rd.                     Tucson           AZ
6900      201 N. Haskell                        Wilcox           AZ
6917      3559 E. University                    Mesa             AZ
6904      7630 E. McDowell Rd.                  Scottsdale       AZ
6909      3301 N. Hayden Rd.                    Scottsdale       AZ
6916      1951 E. Baseline                      Gilbert          AZ
6910      7450 W. Thomas Rd.                    Phoenix          AZ
7553      2504 Broadway SE                      Albuquerque      NM
6907      1405 E. Ash                           Globe            AZ
6903      2120 Hwy. 60/70                       Miami            AZ
6927      4479 W. Ina Rd.                       Tucson           AZ
7442      3501 Isleta Blvd., SW                 Albuquerque      NM
7291      Hwy. 371                              Thoreau          NM
7111      20329 Hwy 160 West                    Durango          CO
7219      138 W. Main, Hwy. 60                  Springerville    AZ
6829      4740 E. Dynamite Blvd.                Cave Creek       AZ
6001      7035 North 35th Avenue                Phoenix          AZ


                               EXHIBIT D
                         (to Second Amendment)

STORE     ADDRESS                               CITY            STATE

6802      1143 North Ellsworth Road             Mesa             AZ
6811      7810 North Silverbell Road            Marana           AZ
6812      10505 North Oracle Road               Oro Valley       AZ
6813      12885 North Oracle Road               Oro Valley       AZ
6901      825 Monroe                            Buckeye          AZ
6912      5103 West Peoria                      Glendale         AZ
6919      4180 West Ina Road                    Tucson           AZ
6926      6500 South 12th Avenue                Tucson           AZ
6930      2750 South Kolb Road                  Tucson           AZ
6051      4335 Highway 64                       Kirtland         NM
6928      6608 E. Main                          Mesa             AZ
7150      2401 Main Ave.                        Durango          CO
7559      435 Bosque Farms Blvd.                Bosque Farms     NM
7185      510 N. 666                            Gallup           NM
933       Greenfield @ Warner                   Gilbert          AZ
803       I-10 @ Palo Verde - Raw Land          Phoenix          AZ
31-X      Southern - Raw Land                   Albuquerque      NM
19        Tanque Verde@Houghton - Raw Land      Tucson           AZ
806/22    22nd Street & Prudence -  Raw Land    Tucson           AZ
841       Elmore Property - Hwy 160 East        Durango          CO
27-X      6104 Academy NE                       Albuquerque      NM
800       Behind #48, NM SR 147                 Cuba             NM
T.C.X.    Jamestown Excess Property             Gallup           NM
6052      Hwy 66                                Milan            NM
          Travel Center                         Jamestown        NM
          Kingman - Raw Land                    Kingman          AZ
          Safford - Raw Land                    Safford          AZ
          91st and Bell - Raw Land              Phoenix          AZ
          Headquarters                          Scottsdale       AZ
          Jomax - Raw Land                      Scottsdale       AZ
          Tamarron Condos                       Durango          CO

                          SCHEDULE 6(A)(e)

           OTHER INDEBTEDNESS AND CONTINGENT OBLIGATIONS


1.	Giant Industries and Giant Arizona:

DESCRIPTION                        BALANCE

Miscellaneous                    $  500,000 (estimate)

TOTAL                            $  500,000
                                 ==========

2.	Phoenix:

DESCRIPTION                        BALANCE

David G. & Judith G. Scott       $   63,740.77

Chrysler Credit Corporation      $    6,869.29
Capital Lease

Naumann Hobbs                    $    8,225.82
Capital Lease                    -------------
                                 $   78,835.88
                                 =============

3.	Obligations of Giant Four Corners, Inc. under the Master Lease and Option Agreement executed pursuant to, and in the form attached as Exhibit B to, the Definitive Agreement dated April 18, 1997 by and between Giant Four Corners, Inc. as "Buyer" and Thriftway Marketing Corp. and Clayton Investment Company, collectively as "Seller", and the Associated Purchase and Sale Agreements to such Definitive Agreement, not to exceed $6,702,831.72 in the aggregate, such obligations to be guaranteed by Giant Arizona.

4.	Giant Industries is issuer of, and the Subsidiaries that are guarantors under the Operative Documents are guarantors of, the $150,000,000 9% Senior Subordinated Notes Due 2007, pursuant to the Indenture dated as of August 26,1997.

5.	Giant Industries is issuer of, and the Subsidiaries that are guarantors under the Operative Documents are guarantors of, the $200,000,000 11% Senior Subordinated Notes Due 2012, pursuant to the Indenture dated as of May 14, 2002.


                               EXHIBIT E
                         (to Second Amendment)

6.	Surety Bonds up to a maximum of $15,000,000.

Date   Type of Bond                                                 Number         Limit
1-1    Nevada License - Special Fuel Supplier                       400SP7743      $383,600
1-1    Nevada Excise Tax - Fuel Tax                                 400SP7744      $502,900
1-1    Aviation, Liquid use and Motor Vehicle Fuel Bond             SK1590         $100,000
1-1    Aviation, Liquid use and Motor Vehicle Fuel Bond   - PF      SK1591         $100,000
1-8    Nevada - Motor Fuel Bond                                     400SP7745      $1,000
1-12   Reservation Business Bond #756                               SK1576         $10,000
1-12   Performance Bond #756                                        SK1577         $8,400
1-12   Reservation Business Bond #7233                              SK1578         $10,000
1-12   Reservation Business Bond #7251                              SK1579         $10,000
1-12   Reservation Business Bond #7252                              SK1580         $10,000
1-12   Reservation Business Bond #7255                              SK1586         $10,000
1-12   Reservation Business Bond #7263                              SK1587         $10,000
1-12   Reservation Business Bond #7266                              SK1588         $10,000
1-12   Reservation Business Bond #7267                              SK1589         $10,000
1-25   Contract Postal Unit Bond #3106                              SK1582         $4,000
1-26   Reservation Business Bond #3106                              SK1584         $10,000
1-26   Reservation Business Bond #3107                              400KA2115      $10,000
1-26   Reservation Business Bond #3108                              SK1583         $10,000
1-26   Reservation Business Bond #3105                              SK1585         $10,000
1-30   Reservation Bond #7225                                       KA2110         $10,000
1-30   Performance Bond #7225                                       KA2111         $10,000
1-30   Reservation Bond #3603                                       KA2112         $10,000
1-30   Performance Bond #3603                                       KA2113         $10,000
2-1    Performance Bond #3105                                       400KA2116      $16,500
2-1    Performance Bond #3106                                       400KA2117      $15,000
2-3    Performance Bond #7233                                       SK1575         $10,000
2-3    Performance Bond #7252                                       SK1595         $10,000
2-3    Performance Bond #7251                                       SK1596         $10,000
2-3    Performance Bond #7255                                       SK1597         $10,000
2-3    Performance Bond #7266                                       SK1598         $10,000
2-3    Performance Bond #7263                                       400KA2121      $10,000
2-3    Performance Bond #7267                                       400KA2122      $24,000
2-7    Fuel Distributor's License Bond                              SK1581         $600,00
2-7    Fuel Distributor's License Bond                              400KA2120      $1,000
2-10   Performance Bond #3107                                       400KA2118      $17,000
2-10   Performance Bond #3108                                       400KA2119      $19,500
2-28   Performance Bond #245                                        SK1592         $10,000
2-28   Performance Bond #254                                        SK1593         $10,000
2-28   Reservation Business Bond #7202                              SK1599         $10,000
2-28   Reservation Business Bond #7245                              SK1600         $10,000
2-28   Reservation Business Bond #7254                              SK1601         $10,000
2-28   Performance Bond #7202                                       SK1602         $10,000
3-3    Fuel Distributor's License Bond - PF                         SK1594         $5,000
3-8    Performance Bond, City of Chandler - PF                      SK1604         $5,000
3-16   Contract Postal Unit Bond #266                               SK1605         $3,000
3-16   Contract Postal Unit Bond #263                               SK1606         $2,500
3-17   Petroleum Weights and Measures                               SK1608         $1,000
3-28   US Dept. of Treasury Fuel Bond - PF                          SK1607         $200,000
4-10   Continuous Customs Bond - Yorktown                           I01127         $100,000
4-19   Foreign Trade Zone Bond - Yorktown                           I01128         $260,000
5-10   Virginia Natural Gas - Yorktown                              ST1623         $90,000
5-12   Wildlife Bond #7229                                          SK1611         $75,000
5-14   Fuel Tax Bond - Yorktown                                     SK1603         $2,000,000
5-27   Purchase Livestock Bond #7265                                SK1614         $10,000
5-30   Performance Bond #7253                                       SK1613         $10,000
5-30   Dealers & Packers Bond #7265                                 SK1612         $10,000
5-31   Motor Fuel Dealers/User/Seller - Yorktown                    SK1624         $210,000
       Beginning Date 4-1
6-3    SRP Utility Bond                                             ST1624         $29,345
6-11   Utah-Motor Fuel Tax Bond                                     SK1621         $35,000
6-16   Fish & Wildlife Bond                                         SK1619         $2,500
6-24   Tucson Electric Power Co.                                    SK1616         $47,000
7-1    Utah, Fuel Tax Bond                                          SK1622         $35,000
7-10   New Mexico Weighmaster Bond                                  SK1618         $1,000
7-10   Reservation Business Bond #7253                              SK1620         $10,000
7-19   City of Phoenix Surety Bond                                  SK1615         $1,000
7-31   City of Mesa, Performance Bond - PF                                         $100,000
8-1    Motor Fuels Tax Bond - Yorktown                              ST1637         $2,000,000
8-9    Performance Bond #6812                                                      $5,210
8-9    Landscaping Performance Bond #6812                                          $30,552
8-9    Performance Bond #6802                                                      $16,600
8-13   Fish & Wildlife Bond #5109                                   ST1627         $2,500
8-13   Fish & Wildlife Bond #7601                                   ST1630         $2,500
8-13   Fish & Wildlife Bond #7266                                   ST1628         $2,500
8-13   Fish & Wildlife Bond #3108                                   ST1625         $2,500
8-13   Fish & Wildlife Bond #7204                                   ST1626         $2,500
8-13   Fish & Wildlife Bond #7251                                   ST1629         $2,500
8-27   Contract Postal Unit Bond - T.C.                             ST1613         $11,000
9-4    New Mexico Alcohol Server Training Bond                      ST1634         $5,000
9-26   Texas Gasoline/Diesel Fuel Bond - PF                         ST1631         $490,000
9-26   City of Mesa/Unified School Dist. Fuel Bond - PF                            $100,000
9-26   Texas Gasoline/Diesel Fuel Bond - PF                         ST1632         $330,000
9-27   New Mexico Damage Bond for Right of Way                      ST1633         $2,500
10-3   One-Well Plugging Bond- New Mexico                                          $30,000
10-17  Gasoline/Diesel Fuel Excess Tax - Oklahoma                                  $100,000
11-15  Administrative Appeal Bond                                                  $93,889.23
11-21  Surety Bond for Waste Mgt. - New Mexico                                     $25,000
12-2   Navajo Reservation Business Bond #7601                                      $10,000
12-2   Navajo Reservation Business Bond #7249                                      $10,000
12-2   Navajo Reservation Business Bond #7269                                      $10,000
12-31  Landscaping Bond - Oro Valley                                               $27,516
12-31  Restoration Bond - Oro Valley                                               $55,238
12-31  Newmont Realty Bond - Guarantee Lease Agreement              400KA2114      $10,000

Total                                                                              $8,692,750.23